UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A


                           Proxy Statement Pursuant to
               Section 14A of the Securities Exchange Act of 1934


                              Utilitynet.com, Inc.
             (Exact name of registrant as specified in its Charter)


                            Common Stock no par value
                                 (Title of Class
                                 of Securities)


                      (CUSIP Number of Class of Securities)


           Texas                   0-26737                 75-2817764
          (State               (Commission file    (IRS Employer Identification
    of Incorporation)               number)                  Number)





                                 Charles Clayton
                           527 Marquette, Suite 1800,
                          Minneapolis, Minnesota 55402
                                 (612) 338-3738
            (Name, address and telephone number of person authorized
   to receive notice and communications of behalf on person filing statement)

ITEM 1. DATE, TIME AND PLACE INFORMATION

            The special meeting of shareholders Utilitynet.com, Inc. will be held at the offices of the Company, 508 Decker Drive, Suite 200, Irving, Texas, on the 28th day of October, 1999, at 3:30 p.m.

            This Proxy Statement and form of proxy will be mailed to the shareholders of Utilitynet.com, Inc. on October 18, 1999.


ITEM 2. REVOCABILITY OF PROXY

            The proxy is not revokable.


ITEM 3. DISSENTER'S RIGHT OF APPRAISAL

            All holders of outstanding shares of common stock of the company have the right under Article 5.11 of the Texas Statutes to dissent from the Merger and to obtain the fair value of their shares. Any shareholder seeking to exercise his rights must follow the procedure specified in Article 5.11 of the Texas Statutes. Copies of Texas Statutes, 5.11 (Rights of dissenting shareholders) and 5.12 (procedures for asserting dissenters' rights) are attached to this Proxy Statement.

            A shareholder may assert dissenters' rights only as to all of the shares registered in his or her name unless the shareholder dissents with respect to all of the shares which are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders. Shareholders who have the right to exercise dissenters' rights and obtain payment for their shares do not have a right at law or in equity to have the proposed action at the special meting set aside or rescinded, except when the action is fraudulent with regard to the shareholder or the corporation.

            A shareholder that desires to dissent must give written notice to Utilitynet.com, Inc., 508 Decker Drive, Suite 200, Irving, Texas 75062.


ITEM 4. PERSONS MAKING THE SOLICITATION

            The solicitation is made by the registrant. There is no director that intends to oppose any action.

ITEM 5. INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

            Lindsey Vinson is the sole shareholder of DATAcquisition Technologies, Inc., the sole officer, director and largest shareholder of Utilitynet,com, Inc.


ITEM 6. VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

            There are presently 20,017,450 shares of the company's common shares outstanding. The following table sets forth the information as to the ownership of each person who, as of the date of this Offering Circular, owns of record, or is known by the company to own beneficially, more than five per cent of the company's common stock, and the officers and directors of the company.



                                      Shares of                      Percent of
Name                               Common Stock                      ownership
- -------------------------------------------------------------------------------

Lindsey Vinson                      5,046,801                           25%

Claude Parks, Trustee               4,000,000                           20%

Troy Vinson                         4,000,000                           20%

AFX Technology Group                1,400,000                            7%

Directors and Officers              5,046,801                           25%
as a group

            Troy Vinson is the wife of Lindsey Vinson. Claude Parks is the Trustee for a trust for the benefit of the children of Lindsey Vinson and Troy Vinson.


ITEM 7. DIRECTORS AND EXECUTIVE OFFICERS

            The officers and directors of the company are:

Name                                            Position
- ----                                            --------

Lindsey Vinson                                  President, Secretary, Director

            Lindsey Vinson, Mr. Vinson is the President, Secretary and a Director of the Company. Mr. Vinson has a Bachelor's degree in Business Administration from Drake University, and a J.D. degree from Ohio State University. He has been a practicing attorney in Dallas, Texas from 1983 to the present time.


ITEM 8. COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

NAME                         CAPACITY                   CASH COMPENSATION
- ----                         --------                   -----------------

None


ITEM 9. INDEPENDENT PUBLIC ACCOUNTANTS

            The principal accountant is Judd, Thomas, Smith & Company

            The principal accountant for the current year is not expected to be present at the special meeting of shareholders, they are not expected to make a statement and are not expected to be available to answer appropriate questions.


ITEM 10. COMPENSATION PLANS

            The registrant has no compensation plans, and no action with respect to any such plan will be taken at the shareholders meeting.


ITEM 11. AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

            Not applicable


ITEM 12. MODIFICATION OR EXCHANGE OF SECURITIES

            None

ITEM 13. FINANCIAL AND OTHER INFORMATION

            None


ITEM 14. MERGERS, CONSOLIDATIONS, ACQUISITIONS, AND SIMILAR MATTERS

Plan of Merger
- --------------

            Approval of a Plan of Merger on a stock for stock basis, whereby the Company will acquire 100% of the outstanding capital common stock of DATAcquisition Technologies, Inc. a data collection company that collects meter data for electric, gas and water utilities, in exchange for 1,250,000 shares of authorized but unissued common stock. This acquisition will give the Company an actual operating entity.


ITEM 15. ACQUISITION OR DISPOSITION OF PROPERTY

            Not Applicable


ITEM 16. RESTATEMENT OF ACCOUNTS

            Not Applicable


ITEM 17. ACTION WITH RESPECT TO REPORTS

            Not Applicable


ITEM 18. MATTERS NOT REQUIRED TO BE SUBMITTED

            Not Applicable


ITEM 19. AMENDMENT OF CHARTER, BYLAWS OR OTHER DOCUMENTS

            The Company has proposed to change its name to uData Net Corp. by an amendment to the Articles of Incorporation.


ITEM 20. OTHER PROPOSED ACTION

            Not Applicable


ITEM 21. VOTING PROCEDURES

            The Board of Directors has fixed the close of business on October 1, 1999 as the record date. Only holders of record of shares on the record date are entitled to notice of and to vote at the meeting. There are 20,017,450 shares outstanding and entitled to vote held by approximately 142 shareholders.

            Each holder is entitled to cast one vote per share. The presence, in person or by proxy of the holders of a majority of the outstanding shares is necessary to constitute a quorum. The affirmative vote, in person or by proxy, of the holders of a majority of the shares is required to ratify the merger.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed by the President on September 29, 1999.


                                      Utilitynet.com, Inc.


                                      _/S/ Lindsey Vinson

                              UTILITYNET.COM, INC.


                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                October 28, 1999


                    PROXY SOLICITED BY THE BOARD OF DIRECTORS



            This proxy statement is furnished to holders of the common stock Utilitynet.com, Inc., (the "Company") in connection with the solicitation by the Board of Directors of proxies for use at the special meeting of shareholders to be held on the 28th day of October, 1999, and at all adjournments thereof, for the purpose of voting on a Merger Agreement with DATAcquisition Technologies, Inc.

            Holders of outstanding stock of record at the close of business on October 1, 1999, are entitled to vote at the meeting and to cast one vote for each share held. The outstanding voting securities of the company, as of October 1, 1999, consists of 20,017,450 shares.

            This Proxy Statement and form of proxy are being mailed to the shareholders of Utilitynet,com, Inc. on or about October 18, 1999.


                                   THE COMPANY

            The Company was formed in Texas on May 5, 1999. The Company has raised funds through a limited sale of its stock and has filed a Registration Statement with the Securities and Exchange Commission. The addition of DATAcquisition Technologies, Inc. will give the Company an operating business.


                 PRINCIPAL SHAREHOLDERS OF UTILITYNET.COM, INC.

            The company knows of no person who was the beneficial owner of more than 5% of the company's voting securities, and all of these securities were held for more than the past two years, except as follows:


Name of Beneficial Owner              Number of Shares       % of Ownership
- ------------------------              ----------------       --------------

Lindsey Vinson                        5,046,801              25%

Claude Parks, Trustee                 4,000,000              20%

Troy Vinson                           4,000,000              20%

AFX Technology Group                  1,400,000               7%

Directors and Officers                5,046,801              25%
as a group

            Troy Vinson is the wife of Lindsey Vinson. Claude Parks is the Trustee for a trust for the benefit of the children of Lindsey Vinson and Troy Vinson.


                 OFFICERS AND DIRECTORS OF UTILITYNET.COM, INC.

            The officers and directors of Utilitynet.com, Inc. held since inception. There was no audit, compensation, nominating or any other committee of the Board of Directors. The officers and directors of the company are as follows:

Name                                            Position
- ----                                            --------

Lindsey Vinson                                  President, Secretary, Director


            Lindsey Vinson, Mr. Vinson is the President, Secretary and a Director of the Company. Mr. Vinson has a Bachelor's degree in Business Administration from Drake University, and a J.D. degree from Ohio State University. He has been a practicing attorney in Dallas, Texas from 1983 to the present time.


                 EXECUTIVE COMPENSATION OF UTILITYNET.COM, INC.

            There were no officers or directors that received any compensation during the last year


                   VOTING RIGHTS; VOTES REQUIRED FOR APPROVAL

            The Board of Directors has fixed the close of business on October 1, 1999 as the record date. Only holders of record of shares on the record date are entitled to notice of and to vote at the meeting. There are 20,017,450 shares outstanding and entitled to vote.

            Each holder is entitled to cast one vote per share. The presence, in person or by proxy of the holders of a majority of the outstanding shares is necessary to constitute a quorum. The affirmative vote, in person or by proxy, of the holders of a majority of the shares is required to conduct the business of the special meeting of shareholders.


                        RIGHTS OF DISSENTING SHAREHOLDERS

            All holders of outstanding shares of common stock of the company have the right under Article 5.11 of the Texas Statutes to dissent from the Merger and to obtain the fair value of their shares. Any shareholder seeking to exercise his rights must follow the procedure specified in Article 5.11 of the Texas Statutes. Copies of Texas Statutes, 5.11 (Rights of dissenting shareholders) and 5.12 (procedures for asserting dissenters' rights) are attached to this Proxy Statement.

            A shareholder may assert dissenters' rights only as to all of the shares registered in his or her name unless the shareholder dissents with respect to all of the shares which are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders. Shareholders who have the right to exercise dissenters' rights and obtain payment for their shares do not have a right at law or in equity to have the proposed action at the special meting set aside or rescinded, except when the action is fraudulent with regard to the shareholder or the corporation.

            A shareholder that desires to dissent must give written notice to Utilitynet.com, Inc., 508 Decker Drive, Suite 200, Irving, Texas 75062.


             MERGER AGREEMENT WITH DATACQUISITION TECHNOLOGIES, INC.

            The Board of Directors has entered into an DATAcquisition Technologies, Inc. for a Merger Agreement. A copy of the agreement is attached to this Proxy Statement as Appendix A. Under the terms of the Agreement DATAcquisition Technologies, Inc. will transfer all of its shares in exchange for 1,250,000 shares of Utilitynet.com, Inc..


                        DATAcquisition Technologies, Inc.

            DATAcquisition Technologies, Inc. formerly known as USM Acquisition Corp. and its predecessors have been in operation since 1990. Its business is currently Primarily focused on the design and manufacture of data collection devices used to collect meter data for electricity, gas and water utilities.

            The Company has developed custom, proprietary monitoring devices in addition to their own "universal" design which can measure data from virtually any meter manufacturer. These devices include optical and inductive technologies with radio frequency based transmission products under development. The Company also has under development testing devices for its own collection devices as well as meter testing equipment.

            Historically, DATAcquisition Technologies, Inc. has been driven by engineering with no focus on sales and marketing. Furthermore, no financial controls of any kind have been in place, The combination of these factors has put the Company in a weakened position. After completion of the acquisition the Company intends to increase the emphasis on sales and marketing and design and build only those products with a ready market. Furthermore, the imposition of financial controls and discipline will steady the Company's cash flow and allow for planning and growth.


              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

            The following is the unaudited pro forma condensed balance sheet, as of June 30, 1999 for both DATAcquisition Technologies, Inc. Utilitynet.com, Inc., showing the condensed balance sheet items, and the total for both combined, under generally accepted accounting principles.

                                             Historical             Pro forma
                                             ----------             ---------
                                           DATA       Utility
                                           ----       -------
Assets
  Cash                                   $    331    $     382      $    713
  Current assets        $     --         $350,674--  $   --         $351,005
  Fixed assets                           $ 99,592    $  24,102      $123,694
  Other Assets                           $ 93,785    $   5,000      $ 98,785
                                         --------    ---------      --------

                                         $544,382    $  29,484      $573,866
                                         --------    ---------      --------

Liabilities and Stockholders Equity
  Liabilities                            $530,931    $  46,230      $577,161
  Stockholders Equity                    $ 13,451    $ (16,746)     $ (3,295)
                                         --------    ---------      --------

                                         $544,382    $  29,484      $573,866
                                         --------    ---------      --------


             UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT

            The following is the unaudited pro forma condensed income statement, as of

June 30, 1999 for both DATAcquisition Technologies, Inc. and Utilitynet.com, Inc., showing the condensed income statement items, and the total for both combined, under generally accepted accounting principles.

                                Historical                    Pro forma
                                ----------                    ---------
                         DATA           Utility
                         ----           -------

Total Revenues           $1,042,405     $     --             $1,042,405
Expenses                 $1,249,539     $     29,810         $1,279,349
                         ----------     ------------         ----------

Income (Loss)            $ (207,134)    $    (29,810)        $ (236,944)
Per Share                $  (207.13)    $     (.0018)        $    (.013)



                                 CHANGE OF NAME

            The Board of Directors has decided that it is in the best interests of the Company to change its name to more accurately reflect the business of the Company. The new name chosen is uData Net Corp. Accordingly it is proposed to amend the Articles of Incorporation to change the name of the Company.


            The Board of Directors of Utilitynet.com, Inc. recommends a vote for the proposals in this Proxy Statement.

                                 PLAN OF MERGER



SECTION 1. CORPORATIONS PLANNING TO MERGE.

            DATAcquisition Technologies, Inc. (DATA), a Texas corporation shall be merged with Utilitynet.com, Inc. (Utility), a Texas, corporation. At the Effective Time DATA shall cease to exist. Utility shall continue to be governed by the laws of the State of Texas.

SECTION 2. TERMS AND CONDITIONS.

            2.1 The exchange shall be effective upon the issuance of a Certificate of Merger by the Secretary of State of the State of Texas.

            2.2 The Articles of Incorporation shall remain.

            2.3 The By-Laws shall remain.

            2.4 The Directors and Officers shall remain.

SECTION 3. MANNER AND BASIS OF CONVERTING THE SHARES.

            At the Effective Time, each share of the common stock of DATA issued and outstanding immediately before the Effective Time shall be conveyed to Utility. 1,250,000 shares of Utility common stock, by virtue of the merger shall be conveyed to DATA, and shall represent validly issued, fully paid shares of Utility.

            IN WITNESS WHEREOF, the parties have executed this Plan of Merger this --- day of October, 1999.

                                    DATAcquisition Technologies, Inc.



                                    by /s/ Lindsey Vinson
                                      -----------------------------------------
                                    President

                                    Utilitynet.com, Inc.



                                    by/s/ Lindsey Vinson
                                      -----------------------------------------
                                    President

                              UTILITYNET.COM, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                October 18, 1999

Dear Fellow Shareholder:

            The special meeting of shareholders of Utilitynet.com, Inc. will be held at the Company, located at 580 Decker, Irving, Texas, on the 28th day of October, 1999, at 9:00 a.m. to consider and act upon the following matters:

            Merger with DATAcquisition Technologies, Inc..

            Change of name to uData Net Corp.

            The foregoing matters are more fully described in the accompanying proxy statement which is hereby made a part of this notice.

            All shareholders of record at the close of business on October 1, 1999, will be entitled to vote at the meeting.


BY THE BOARD OF DIRECTORS,


The execution of the enclosed proxy and its return as promptly as possible will be greatly appreciated. A reply envelope is enclosed for your convenience.

                              UTILITYNET.COM, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

                         Special Meeting of Shareholders

                                October 28, 1999



            The undersigned, having received the Notice of Special Meeting of Shareholders and Proxy Statement of Utilitynet.com, Inc., dated October 18, 1999, hereby constitute and appoint Lindsey Vinson with full power of substitution, as attorney and proxy of the undersigned, to attend the special meeting of shareholders of Utilitynet.com, Inc, on the 28th day of October, 1999, at 9:00 a.m., or at any adjournment or adjournments thereof, and to vote, as designated below, all of the common shares of the undersigned in Utilitynet.com, Inc., which the undersigned would be entitled to vote if personally present, as follows:


            Approve the merger with DATAcquisition Technologies, Inc.

                                                     ______YES  ______NO

            Change the name to uData Net Corp.

                                                     ______YES  ______NO


            This proxy will be voted as directed, or if no such direction is indicated and the signed proxy is returned to Utilitynet.com, Inc., it will be voted in favor thereof.


Dated: ___________________, 1999.




                                    -----------------------------------
                                    (Printed Shareholders Name)

                                    -----------------------------------
                                    (Shareholders Signature)

                                    -----------------------------------
                                    (Print Joint Shareholders Name,
                                    if any)

                                    -----------------------------------
                                    (Joint Shareholders Signature)



IMPORTANT: PLEASE DATE AND SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR ON THE STOCK CERTIFICATE. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, GIVE FULL TITLE AS SUCH; IF SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT IS ASKED TO SIGN.

                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------


            AGREEMENT AND PLAN OF MERGER (hereinafter called this "Agreement") dated this ______ day of October, 1999, between DATAcquisition Technologies, Inc. (the "Company"), a Texas corporation, and Utilitynet.com, Inc. (the "Purchaser") a Texas corporation,

            WHEREAS, the Purchaser desires to acquire all of the outstanding shares of the Company in exchange for shares of the Purchaser, all upon the terms and subject to the conditions of this Agreement and the Plan of Merger attached as Exhibit A (the "Plan of Merger"); and

            WHEREAS, the company and the purchaser desire to make certain representations, warranties, covenants and agreements in connection with the Merger of the company;

            NOW THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants, agreements and conditions herein contained, the parties agree as follows:


                                    ARTICLE 1

                       THE MERGER; CLOSING; EFFECTIVE TIME

            1.1 THE MERGER. Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in section 1.4) all of the shares of the company shall be exchanged for shares of the purchaser (the "Merger"). The purchaser shall continue to be governed by the laws of the State of Texas, and the separate corporate existence of the purchaser shall cease.

            1.2 TERMS OF MERGER. The shareholders of the company shall transfer all of their stock in the company to the purchaser. The purchaser agrees to issue 1,250,000 shares of its stock to the shareholders of the company.

            1.3 CLOSING. The closing of the Merger (the "Closing") shall take place (i) at the offices of Utilitynet.com, Inc., Dallas, Texas on the first business day on which the last to be fulfilled or waived of the conditions set forth in Article VII shall be fulfilled or waived in accordance with this Agreement, at such time as the company and purchaser may agree, or (ii) on such other date and/or at such other place and time as the company and purchaser may agree.

            1.4 EFFECTIVE TIME. As soon as practicable following fulfillment or waiver of the conditions specified in Article VII, and provided that this Agreement has not been terminated or abandoned pursuant to Article VIII, the Company and the Purchaser will cause the Articles of Merger (the "Articles of Merger") to be executed and filed with the Secretary of State of Texas (the "State Commission"). The Merger shall become effective on the date on which the Secretary of State issues a Certificate of Merger, and such time is referred to as the "Effective Time".


                                   ARTICLE II

                  ARTICLES OF INCORPORATION AND BY-LAWS OF THE
                                    PURCHASER

            2.1 THE ARTICLES OF INCORPORATION. The Articles of Incorporation of the Company (the "Articles") in effect at the Effective Time shall cease in accordance with the Texas Statutes.

            2.2 THE BY-LAWS. The By-Laws of the Company in effect at the Effective Time shall cease in accordance with its terms and the Texas Statutes.


                                   ARTICLE III

              OFFICERS AND DIRECTORS OF THE PURCHASING CORPORATION

            3.1 OFFICERS AND DIRECTORS. The directors and officers of the purchaser at the Effective Time shall, from and after the Effective Time, shall be directors and officers until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Purchasing Corporation's Articles and By-Laws.


                                   ARTICLE IV

               CONVERSION OR CANCELLATION OF SHARES IN THE MERGER

            4.1 At the Effective Time, all shares of common stock of the company issued and outstanding immediately prior to the Effective Time shall be exchanged for validly issued, fully paid and nonassessable shares of the purchaser.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

            5.1 CORPORATE ORGANIZATION AND QUALIFICATION. The company is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. The company has the corporate power and authority to carry on its respective businesses as they are now being conducted. The company has made available to purchaser a complete and correct copy of the company's Articles, and the company's By-Laws. The company's Articles and By-Laws so delivered are in full force and effect.

            5.2 CORPORATE AUTHORITY. Subject only to approval of this Agreement and the Plan of Merger by the holders of a majority of the outstanding shares, the company has the requisite corporate power and authority and has taken all corporate action necessary in order to execute and deliver this Agreement and to consummate the transactions contemplated. This Agreement is a valid and binding agreement of the company.

            5.3 COMPLIANCE. The execution and delivery of this Agreement by the company does not, and the consummation of the transactions contemplated by the company will not, constitute or result in (i) a breach or violation of, or a default under, the Articles or By-Laws of the company or (ii) a breach or violation of, a default under, the acceleration of, or the creation of a lien, pledge, security interest or other encumbrance on assets pursuant to (with or without the giving of notice or the lapse of time), any provision of any agreement, lease, contract, note, mortgage, indenture, arrangement or other obligation ("Contracts") of the company, or any law, rule, ordinance or regulation or judgment, decree, order, award or governmental or non-governmental permit or license to which the company is subject, except, in the case of clause
(ii) above, for such breaches, violations, defaults, or accelerations which, alone or in the aggregate, will not have a material adverse effect on the financial condition, properties, business or results of operations of the company.

            5.4 BROKERS AND FINDERS. Neither the company nor any of its officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated, except as disclosed.

            5.5 FINANCIAL STATEMENTS. The financial statements as of June 30, 1999, which have been delivered to Purchaser ("Company Financial Statements") are complete, accurate, and fairly present the financial condition of the company as of the date and the results of its operation for the periods covered. To the best knowledge of the company, there are no liabilities, either fixed or contingent, not reflected in the financial statements other than contracts or obligations in the ordinary and usual course of business, constituting liens or other liabilities which, if disclosed, would alter substantially the financial condition of the company as reflected in the financial statements. These Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

            5.6 LITIGATION AND PROCEEDINGS. To the best knowledge of the company, it is not involved in any pending litigation or governmental investigation or proceeding not reflected in the financial statements, or otherwise disclosed in the

Schedules and, to the best knowledge of the company, no litigation, claims, assessments, or governmental investigation or proceeding is threatened against the company.

            5.7 TAX RETURNS. The company has filed all tax returns, forms, or reports, which are due or required to be filed by it prior to this date and has paid or made adequate provisions for the payment of all taxes, penalty fees, or assessments which have or may become due pursuant to such returns or pursuant to any assessments received.

            5.8 TITLE AND RELATED MATTERS. The company has good and marketable title to all of its licenses, copyrights, trademark, patents, patents pending, properties, inventory, interests in properties, and other assets, real and personal, free and clear of all mortgages, liens, pledges, charges, or encumbrances except (i) statutory liens or claims not yet delinquent; (ii) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the assets or properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties or in connection with such assets; and
(iii) as described in the financial statements or in company Schedules. The company owns, free and clear of any liens, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, any and all procedures, techniques, business plans, methods of management, or other information utilized in the conduct of the company's business or operations, whether or not the value thereof is reflected in the most recent balance sheet included in the company Schedules. The plants, structures, and equipment of the company that are necessary or used in the operations of the business of the company are in good operating condition and repair, normal wear and tear excepted.

            5.9 COMPANY SCHEDULES. The company has delivered to Purchaser the following schedules which are collectively referred to as the "Schedules" and which consist of separate schedules dated as of the date of execution of this Agreement and instruments and data as of the same date, all certified by the chief executive officer of the company, as complete, true, and correct:

            (A) A schedule containing complete and correct copies of the articles of Incorporation and Bylaws of Company in effect as of the date of this Agreement;

            (B) A schedule containing a description of all real property owned or leased by the company, together with a description of every mortgage, deed of trust, pledge, lien, agreement, encumbrance, claim, or equity interest of any nature whatsoever in real property with copies of the underlying documentation;

            (C) A schedule describing all material contracts, employee agreements, licenses, agreements, or other instruments to which the company is a party or by which it or its properties or assets are bound;

            (D) A schedule describing all loans and mortgages for which Company is obligated and the terms;

            (E) A schedule setting forth a description of any material adverse change in business, operations, property, inventory, assets, or condition of the company since June 30, 1999;

            (F) A schedule of all litigation or governmental investigation or proceeding which is pending or which, to the best knowledge of management, is threatened or contemplated;

            (G) A schedule of all outstanding options and warrants to acquire shares of common stock;

            (H) A schedule describing all joint ventures, partnerships or corporations in which the company owns an interest or a right to acquire an interest;

            (I) A schedule of all documents, disclosures, or representations required to be disclosed by this Agreement or required to be disclosed in order to set forth all material facts regarding the company.

            5.10 CORPORATE ORGANIZATION AND QUALIFICATION. The purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. The purchaser has the corporate power and authority to carry on its respective businesses as they are now being conducted. The purchaser has made available to the company a complete and correct copy of the purchaser's Articles, and the purchaser's By-Laws. The purchaser's Articles and By-Laws so delivered are in full force and effect.

            5.11 CORPORATE AUTHORITY. Subject only to approval of this Agreement and the Plan of Merger by the holders of a majority of the outstanding shares, the purchaser has the requisite corporate power and authority and has taken all corporate action necessary in order to execute and deliver this Agreement and to consummate the transactions contemplated. This Agreement is a valid and binding agreement of the purchaser.

            5.12 COMPLIANCE. The execution and delivery of this Agreement by the purchaser does not, and the consummation of the transactions contemplated by the purchaser will not, constitute or result in (i) a breach or violation of, or a default under, the Articles or By-Laws of the purchaser or (ii) a breach or violation of, a default under, the acceleration of or the creation of a lien, pledge, security interest or other encumbrance on assets pursuant to (with or without the giving of notice or the lapse of time), any provision of any agreement, lease, contract, note, mortgage, indenture, arrangement or other obligation ("Contracts") of the purchaser or any law, rule, ordinance or regulation or judgment, decree, order, award or governmental or non-governmental permit or license to which the purchaser is subject, except, in the case of clause (ii) above, for such breaches, violations, defaults, or accelerations which, alone or in the aggregate, will not have a material adverse effect on the financial condition, properties, business or results of operations of the purchaser.


                                   ARTICLE VI

                                    COVENANTS

            6.1 ACQUISITION PROPOSALS. The company will, and shall direct (and shall use its best efforts to cause) all of its officers and directors and employees and any investment banker, attorney, accountant or other agent retained by the company not to, initiate or solicit any inquiries or the making of any proposal with respect to, or, except to the extent required by fiduciary obligations under applicable laws, as advised in writing by counsel, engage in negotiations concerning, or provide any confidential information or data or to have any discussions with, any person relating to, any acquisition, business combination or purchase of all or any significant portion of the assets of, or any equity interest in, the company. The company will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted with respect to any of the foregoing. The company will notify purchaser immediately if any such inquiries or proposals are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with the company.

            6.2 INTERIM OPERATIONS OF THE COMPANY. The company covenants and agrees that after this date and prior to the Effective Time (unless purchaser shall otherwise agree in writing and except as otherwise contemplated by this Agreement):

            (a) the business of the company shall be conducted only in the ordinary and usual course and, to the extent consistent therewith, the company shall use its reasonable best efforts to preserve its business organization intact and maintain its existing relations with customers, suppliers, employees and business associates;

            (b) the company shall not materially modify or amend or terminate any of its material contracts or waive, release or assign any material rights or claims, except in the ordinary and usual course of business;


            6.3 MEETINGS OF THE SHAREHOLDERS. As soon as practicable after this date, purchaser and the company shall prepare a joint proxy/registration statement

(the "Registration Statement"), which shall comply as to form with all applicable law and its governing instruments to convene a meeting of its shareholders as promptly as practicable to consider and vote upon the approval of this Agreement and the Plan of Merger and the Merger. Subject to fiduciary requirements of applicable law, the respective boards of directors of each of purchaser and the company shall recommend such approval and take all lawful action to solicit such approval; provided, however, and notwithstanding any other provision in this Agreement to the contrary, if either purchaser or the company should experience any development or combination of developments having a material adverse effect on the financial condition, properties, business or results of operations of purchaser, taken as a whole, or the company, taken as a whole, as the case may be, other than as a result of factors affecting the industry or the economy generally, then the board of directors of the other company may withdraw its recommendation of the Merger and may postpone the meeting of its shareholders to allow adequate time to disseminate relevant disclosure material. The company agrees, as to information with respect to the company, its officers, directors, and shareholders contained when the Registration Statement becomes effective and at the date of the meeting of the respective shareholders of purchaser and the company, will not include an untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statement not misleading.


                                   ARTICLE VII

                                   CONDITIONS

            7.1 CONDITIONS TO OBLIGATIONS OF PURCHASER AND COMPANY. The respective obligations of purchaser and the company to consummate the Merger are subject to the fulfillment of each of the following conditions, any or all of which may be waived in whole or in part by purchaser or the company as the case may be, to the extent permitted by applicable law:

            (a) Shareholder Approval. This Agreement shall have been duly approved by the holders of (i) at least a majority of the voting power of the outstanding shares of the purchaser common stock, voting together as a single class, in accordance with applicable law and the Certificate of Incorporation and By-Laws of purchaser and (ii) a majority of the outstanding shares, in accordance with applicable law and the Articles and By-Laws of the company.

            (b) Continuing Warranties, Certificate. The representations and warranties of the company contained in this Agreement shall be correct on and as of the Effective Time in all material respects with the same effect as though made and as of such date, except for the changes contemplated by this Agreement, and the company shall have performed in all material respects all of its obligations to be performed, and purchaser shall have received at the Effective Time a certificate to that effect, dated the Effective Time, and executed on behalf of the company by an executive officer of the company. Notwithstanding anything in the foregoing to the contrary, this Section 7.1(b) shall be deemed to have been fulfilled regardless of whether the representations contained in
                         Section 5.1 shall not be so correct or the covenants in Sections 6.1 and 6.2 to the extent it is applied to these sections.


            7.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The obligations of the company to consummate the Merger are subject to the fulfillment of each of the following conditions, any or all of which may be waived in whole or in part by the company to the extent permitted by applicable law:

            (a) Shareholder Approval. This Agreement shall have been duly approved by the holders of (i) at least a majority of the voting power of the outstanding shares of the purchaser common stock, voting together as a single class, in accordance with applicable law and the Certificate of Incorporation and By-Laws of purchaser and (ii) a majority of the outstanding shares, in accordance with applicable law and the Articles and By-Laws of the purchaser.

            (b) Continuing Warranties, Certificate. The representations and warranties of the purchaser contained in this Agreement shall be correct on and as of the Effective Time in all material respects with the same effect as though made and as of such date, except for the changes contemplated by this Agreement, and the purchaser shall have performed in all material respects all of its obligations to be performed, and company shall have received at the Effective Time a certificate to that effect, dated the Effective Time, and executed on behalf of the purchaser by an executive officer of the purchaser.



                                  ARTICLE VIII

                                   TERMINATION

            8.1 TERMINATION BY MUTUAL CONSENT. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, before or after the approval by shareholders of the parties by the mutual consent of purchaser and the company by action of their respective boards of directors.

            8.2 EFFECT OF TERMINATION AND ABANDONMENT. In the event of termination of this Agreement and abandonment of the Merger pursuant to this
Article VIII, no party (or any of its directors or officers) shall have any liability or further obligation to any other party to this Agreement, except as provided in Section 9.2 and except that nothing will relieve any party from liability for any breach of this Agreement.


                                   ARTICLE IX

                            MISCELLANEOUS AND GENERAL

            9.1 PAYMENT OF EXPENSES. Whether or not the Merger shall be consummated, each party hereto shall pay its own expenses incident to preparing for, entering into and carrying out this Agreement and the consummation of the Merger.

            9.2 SURVIVAL. The agreements shall survive the consummation of the Merger.

            9.3 MODIFICATION OR AMENDMENT. Subject to the Texas Statutes, at any time prior to the Effective Time, the parties may, by written agreement, make any modification or amendment of this Agreement approved by their respective boards of directors. This Agreement shall not be modified or amended except pursuant to an instrument in writing executed and delivered on behalf of each of the parties. After the Effective Time, none of the agreements may be amended.

            9.4 WAIVER OF CONDITIONS. The conditions to each of the parties' obligations to consummate the Merger are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable law.

            9.5 COUNTERPARTS. For the convenience of the parties this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all counterparts shall together constitute the same agreement.

            9.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

            9.7 NOTICES. Any notice, request, instruction, or other document to be given by any party to the other, shall be in writing and delivered personally or sent by a registered or certified mail, postage prepaid to the company to Lindsey Vinson, 508 Decker Drive, Dallas, Texas 75062, and to the purchaser to to Lindsey Vinson, 508 Decker Drive, Dallas, Texas 75062, or to such other persons or addresses as may be designated in writing by the party to receive such notice.

            9.8 ENTIRE AGREEMENT, ETC. This Agreement (a) constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties, with respect to the subject matter and (b) shall not be assignable by operation of law or obligation to, or rights in respect of, any persons other than the parties, it being expressly agreed that all of the persons (and their successors and assigns) who are beneficiaries of such sections or schedule (whether as individuals or as members of a class or group) shall be entitled to enforce such sections and schedule against purchaser or the surviving corporation or of the purchaser.

            IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.




                                    DATACQUISITION TECHNOLOGIES, INC.


                                    By: /s/ Lindsey Vinson
                                       ----------------------------------------

                                    Name: Lindsey Vinson
                                         --------------------------------------

                                    Title: President
                                          -------------------------------------




                                    UTILITYNET.COM, INC.


                                    By: /s/ Lindsey Vinson
                                       ----------------------------------------

                                    Name: Lindsey Vinson
                                         --------------------------------------

                                    Title: President
                                          -------------------------------------

                   DATACQUISITION TECHNOLOGIES, INC.

                         FINANCIAL STATEMENTS
                       AND REPORT OF INDEPENDENT
                     CERTIFIED PUBLIC ACCOUNTANTS

                             JUNE 30, 1999

                        DATACQUISITION TECHNOLOGIES, INC.



                                  JUNE 30, 1999



                                    CONTENTS

                                                                    Page

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                     1

FINANCIAL STATEMENTS

  BALANCE SHEET                                                        2

  STATEMENT OF OPERATIONS                                              3

  STATEMENT OF STOCKHOLDER'S EQUITY                                    4

  STATEMENT OF CASH FLOWS                                              5

  NOTES TO FINANCIAL STATEMENTS                                     6 - 11

Report of Independent Certified Public Accountants
- --------------------------------------------------



Board of Directors and Stockholders
DATAcquisition Technologies, Inc.


We have audited the accompanying balance sheet of DATAcquisition Technologies, Inc. as of June 30, 1999, and the related statements of operations, stockholder's equity and cash flows for the period from inception (September 4,1998) to June 30, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of DATAcquisition Technologies, Inc. as of June 30, 1999, and the results of its operations and its cash flows for the period from inception (September 4, 1998) to June 30, 1999, in conformity with generally accepted accounting principles.




LANE GORMAN TRUBITT, L.L.P.











Dallas, Texas
July 21, 1999

                        DATAcquisition Technologies, Inc.
                                  BALANCE SHEET
                                  June 30, 1999




                                            ASSETS

CURRENT ASSETS
  Cash                                                                               $     331
  Trade receivables, net of $20,213 allowance                                          192,252
  Inventories                                                                          150,147
  Deposits and prepaid expenses                                                          8,275
                                                                                     ---------

                  Total current assets                                                 351,005

PROPERTY AND EQUIPMENT - NET                                                            99,592

OTHER ASSETS
  Due from affiliates, net of $48,956 allowance                                         51,735
 Goodwill - less accumulated amortization of $16,173                                    42,050
                                                                                     ---------
                                                                                        93,785
                                                                                     ---------

                                                                                     $ 544,382
                                                                                     =========

                            LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
  Notes payable                                                                      $ 221,500
  Current portion of long-term note payable                                              5,178
  Accounts payable                                                                      64,836
  Accrued expenses                                                                     204,480
                                                                                     ---------

                  Total current liabilities                                            495,994

NOTE PAYABLE - LONG TERM                                                                34,937

CONTINGENCIES                                                                             --

STOCKHOLDER'S EQUITY
  Common stock - authorized 1,000,000 shares, no par
    Value, 1,000 shares issued and outstanding                                         220,585
 Retained earnings (deficit)                                                          (207,134)
                                                                                     ---------
                                                                                        13,451
                                                                                     ---------

                                                                                     $ 544,382
                                                                                     =========




The accompanying notes are an integral part of these statements.

                        DATAcquisition Technologies, Inc.
                             STATEMENT OF OPERATIONS
       For the period from inception (September 4, 1998) to June 30, 1999




Revenues
  Merchandise sales                                             $   852,749
  Fees earned and other income                                      187,673
                                                                -----------

                  Total revenues                                  1,040,422

Cost of merchandise sales                                           317,969
                                                                -----------

                  Gross profit                                      722,453

Operating costs and expenses                                        712,990
                                                                -----------

                  Operating profit                                    9,463

Other income                                                          1,983

Other expenses
  Research and development                                          169,540
  Interest expense                                                   15,563
  Penalties and late fees                                            29,430
  Other                                                               4,047
                                                                -----------

                  Total other expense                               218,580
                                                                -----------

                  NET LOSS                                      $  (207,134)
                                                                ===========

                  BASIC NET LOSS PER SHARE                      $   (207.13)
                                                                ===========

                  Weighted Average Common Shares Outstanding          1,000
                                                                ===========



The accompanying notes are an integral part of these statements.

                        DATAcquisition Technologies, Inc.
                        STATEMENT OF STOCKHOLDER'S EQUITY
       For the period from inception (September 4, 1998) to June 30, 1999




                                                                                        Retained          Total
                                                                                        Earnings      Stockholder's
                                                            Shares       Amount         (Deficit)        Equity
                                                            ------       ------         ---------        ------

Issuance of common stock (at inception)                      1,000       $  1,000       $    -          $   1,000

Capital contributions by stockholder                          -           219,585            -            219,585

Net loss                                                      -              -           (207,134)       (207,134)
                                                             -----       --------       ---------       ---------

Balance at June 30, 1999                                     1,000       $220,585       $(207,134)      $  13,451
                                                             =====       ========       =========       =========







The accompanying notes are an integral part of these statements.

                        DATAcquisition Technologies, Inc.
                             STATEMENT OF CASH FLOWS
       For the period from inception (September 4, 1998) to June 30, 1999





Cash flows from operating activities
  Net loss                                                                    $(207,134)
  Adjustments to reconcile net loss to
    net cash used by operating activities
  Depreciation and amortization                                                  28,827
  Provision for losses on receivables                                            69,169
  Change in assets and liabilities:
    Trade receivables                                                          (212,465)
    Inventories                                                                 (90,370)
    Deposits and prepaid expenses                                                (8,275)
    Accounts payable                                                             64,836
    Accrued expenses                                                            206,980
                                                                              ---------
Net cash used by operating activities                                          (148,432)
                                                                              ---------

Cash flows from investing activities
  Advances to affiliates                                                      $(100,691)
  Expenditures for property and equipment                                       (41,881)
  Proceeds from sale of property and equipment                                      250
                                                                              ---------
Net cash provided by investing activities                                      (142,322)
                                                                              ---------

Cash flows from financing activities
  Net proceeds under note payable                                                70,500
  Proceeds from subordinate debt                                                220,585
                                                                              ---------
Net cash provided by financing activities                                       291,085
                                                                              ---------

Net increase in cash                                                                331

Cash at beginning of period                                                        --
                                                                              ---------

Cash at end of period                                                         $     331
                                                                              =========

Supplemental disclosures of cash flow information:
  Cash paid during the period from inception (September
    4, 1998) to June 30, 1999                                                 $   2,748
                                                                              =========
  Interest                                                                    $    --
                                                                              =========

Noncash investing and financing transactions:
  Note payable issued to purchase the asset of U.S. Mictrotel (See Note 7)    $ 150,000
  Note payable issued to purchase vehicle                                        40,115
  Contribution of subordinated debt to capital                                  220,585
  Equipment given to employee in lieu of compensation                             2,500




The accompanying notes are an integral part of these statements.

                        DATAcquisition Technologies, Inc.
                          NOTES TO FINANCIAL STATEMENTS


1.   HISTORY AND NATURE OF THE BUSINESS

     The Company originally incorporated as U S M Acquisition Corp in September, 1998. During May, 1999, the Company changed its name to DATAcquisition Technologies, Inc. ("DATA" or "the Company"). On September 4, 1998, DATA purchased certain operating assets of US Microtel, Inc. ("USM") in exchange for a $150,000 note payable secured by all assets transferred in the sale. The principal and accrued interest on the note at an interest rate of 10% per annum is due on September 3, 1999. On the date of the asset purchase, both DATA and USM were affiliated through common ownership.

     Generally, all assets acquired by DATA were recorded at USM's historical book values, which approximated market values. Property, plant, and equipment were reported at their fair values.

     DATAcquisition Technologies, Inc. designs and manufactures data collection devices used to collect meter data for electricity, gas, and water utilities. The Company's customers are principally utility companies located throughout the United States. For the period from inception (September 4, 1998) through June 30, 1999, sales to three customers made up approximately 44% of total sales. Accounts receivable from these customers were approximately 29% of trade accounts receivable at June 30, 1999.

2.   SIGNIFICANT ACCOUNTING POLICIES

     Revenue Recognition
     -------------------

     Revenue is accrued and recognized when the units are shipped to the customer.

     Cash and Cash Equivalents
     -------------------------

     Cash and cash equivalents include cash and short-term, highly liquid investments which have original maturities of three months or less.

     The Company maintains its cash balances in two financial institutions which are located in Dallas, Texas and Oklahoma City, Oklahoma. Balances in the financial institutions are insured by the Federal Deposit Insurance Corporation up to $100,000. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

     Inventories
     -----------

     Inventories are stated at the lower of cost or market, with cost being determined on a first-in, first-out basis. The Company periodically evaluates its inventory to determine if any unsalable or obsolete inventory exists and adjusts its reserves as necessary. These evaluations are performed, at a minimum, on an annual basis.

     Property and Equipment
     ----------------------

     Property and equipment are stated at cost. Depreciation is computed using the straight-line method over estimated useful lives of three to seven years for financial reporting purposes and by accelerated methods for income tax reporting purposes. As assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss is reflected in operations. The cost of maintenance and repairs is charged to operations as incurred; significant renewals and betterments are capitalized

     Goodwill
     --------

     Goodwill is the excess of cost over the fair value of net assets acquired and is being amortized by the straight line method over three years for financial statement reporting and over a useful life of fifteen years for tax purposes.

                        DATAcquisition Technologies, Inc.
                          NOTES TO FINANCIAL STATEMENTS


2.   SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Research and Development
     ------------------------

     Research and development costs are expensed as incurred.

     Income Taxes
     ------------

     Statement of Financial Accounting Standards No. 109 requires the use of an asset and liability approach for financial accounting and reporting purposes. The statement also requires deferred tax balances to be adjusted to reflect the tax rates in effect when those amounts are expected to be payable or refundable.

     Deferred income taxes are provided for differences in timing of reporting certain expenses for financial reporting and tax purposes. Deferred tax liabilities result primarily from the use of accelerated depreciation for tax purposes and straight-line depreciation for financial reporting. Deferred tax assets relate to (I) expenses recorded for financial statement purposes that are not currently deductible for tax purposes, (ii) the difference in the useful life of goodwill for financial statement purposes and for tax purposes and (iii) net operating loss carryforwards and tax credits remaining. If it is likely that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized (See
     Note 8).

     Estimates
     ---------

     In preparing the Company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     Advertising
     -----------

     Advertising and promotion costs are charged to operations when incurred. Total expense for 1999 was $3,608.

     Recent Accounting Pronouncements
     --------------------------------

     The Financial Accounting Standards Board has released Statement of Financial Accounting Standards ("FAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities", FAS 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise (an amendment of FASB Statement No. 65)," FAS 135, "Rescission of FASB Statement No. 75 and Technical Corrections," dealing with government pension plans, FAS 136, "Transfers of Assets to a Not-for-Profit Organization or Charitable Trust That Raises or Holds Contributions for Others" and FAS 137 "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effect of FASB Statement No. 133"

     The Company believes that the impact of these new standards will not have a material effect on the Company's financial position, results of operations or disclosures.

     Earnings per Share
     ------------------

     Per share information is based on the weighted average number of common stock shares outstanding. The Company has no common stock equivalents.

     Disclosures About Fair Value Of Financial Instruments
     -----------------------------------------------------

     Fair value of financial instruments are estimated to approximate the related book value, unless otherwise indicated, based on market information available to the Company.

                        DATAcquisition Technologies, Inc.
                          NOTES TO FINANCIAL STATEMENTS

3.   INVENTORIES

     Inventories consist of the following at June 30:


     Raw materials                                                    $ 95,280
     Work in process                                                    42,139
     Finished goods                                                     12,728
                                                                      --------
                                                                      $150,147
                                                                      ========

4.   PROPERTY AND EQUIPMENT

     Property and equipment consists of:


     Leasehold improvements                                          $   3,506
     Office equipment                                                   46,637
     Office furniture                                                    6,059
     Automobiles                                                        44,737
     Factory equipment                                                  11,307
                                                                     ---------
                                                                       112,246
     Accumulated depreciation                                          (12,654)
                                                                     ---------
                                                                     $  99,592
                                                                     =========

     Depreciation expense for the period from inception (September 4, 1998) to June 30, 1999 was $12,654.

5.   NOTES PAYABLE

     Short terms notes consist of the following at June 30, 1999:


     $71,500 term note with a bank dated June, 1999.
     Principal and accrued interest at a rate of 10% is due
     on July 31, 1999. The note is guaranteed by the
     stockholder of the Company and is secured by all
     accounts receivable, inventory and general intangibles.
     The note agreement contains various provisions and
     restrictions including limitation of indebtedness               $  71,500

     Note payable to related party (see Note 7)                        150,000
                                                                     ---------
                                                                     $ 221,500
                                                                     =========

     Long term notes consist of the following at June 30, 1999:

     Note payable to a bank, dated June 24, 1999 in the
     amounts of $40,115. Payments are due monthly in the
     amount of $712 including interest at a rate of 8.25%.
     The note is secured by a vehicle and the personal
     guaranty of the stockholder                                     $  40,115

     Less current maturities                                            (5,178)
                                                                     ---------
                                                                     $  34,937
                                                                     =========

                        DATAcquisition Technologies, Inc.
                          NOTES TO FINANCIAL STATEMENTS


5.   NOTES PAYABLE (Continued)

     At June 30, 1999, future minimum principal payments on long term debt were as follows:


                   2000                                               $  5,178
                   2001                                                  5,850
                   2002                                                  6,359
                   2003                                                  6,912
                   2004                                                  7,510
                   Thereafter                                            8,306
                                                                      --------
                                                                      $ 40,115
                                                                      ========

6.   ACCRUED EXPENSES


     Customer deposits                                                $ 14,576
     Accrued payroll                                                    54,432
     Payroll taxes payable                                              94,418
     Accrued payroll tax penalties                                      15,000
     Other accrued expenses                                             26,054
                                                                      --------
                                                                      $204,480
                                                                      ========

7.   ASSET PURCHASE  AND RELATED TRANSACTIONS

     On September 4, 1998, the Company entered into an Asset Purchase Agreement with USM to purchase all assets of USM except for receivables. At the time of the sale, USM and the Company were related through common ownership. Subsequent to signing the agreement, USM filed for relief under Chapter 7 of the U.S. Bankruptcy Code.

     The purchase price of USM's assets was $150,000. Payment was in the form of a note payable due on September 4, 1999 with accrued interest at 10%. The note is secured by all assets transferred by the agreement.

     The purchase price exceeded the fair value of net assets at the date of acquisition by $58,223, which was assigned to goodwill and is being amortized on the straight-line method over 3 years. Amortization related to goodwill for the period from inception (September 4, 1998) to June 30, 1999 was $16,173.

     Subsequent to acquisition, DATA entered into transactions resulting in a $69,775 net receivable due from USM. These transactions are summarized as follows:


     Cash advanced to USM                                             $ 36,874
     Warranty work performed on products sold by USM                    26,838
     Payment of pre-acquisition liabilities by DATA                     29,436
     Payment of post-acquisition by USM                                (23,373)

     As of June 30, 1999, a reserve of approximately $50,000 has been taken against these balances. Eventual settlement of this receivable will be determined by the Bankruptcy Court. Issues to be settled include the amount of allowable charges and determination of the right to offset the receivable against the note payable disclosed above. As a result the outcome is highly uncertain. Due to the uncertainties described above, it is at least reasonably possible that the reserve for uncollectible accounts will change materially in the near term from the amounts assumed in determining the current year net loss.

                        DATAcquisition Technologies, Inc.
                          NOTES TO FINANCIAL STATEMENTS

8    INCOME TAXES

     As of June 30, 1999, the company had a net operating loss carryforward of approximately $52,500 available to offset income of future periods. The net operating loss carryforward expires in the year 2020. A deferred tax asset of approximately $68,000 has not been recognized at June 30, 1999. A valuation allowance was established to fully reserve the potential tax benefit for the period presented. The valuation allowance increased by approximately $68,000 for the period from inception (September 4, 1998) to June 30, 1999.

     The income tax benefit reconciled to the tax computed at federal statutory rates at June 30, 1999 as follows:


     Tax benefit at statutory rates                                   $(79,333)
     Tax effects of nondeductible items                                 11,457
                                                                      --------
     Deferred tax benefit                                              (67,876)
     Valuation allowance                                                67,876
                                                                      --------
                                                                      $   -
                                                                      ========

9    COMMITMENTS

     Lease
     -----

     The Company conducts its operations from leased facilities under a long-term lease agreement, classified as an operating lease, which expires on February 28, 2002. Total rent expense, all of which was minimum rentals was $35,188 for the period from inception (September 4, 1998) to June 30, 1999. Approximately $16,981 of this amount was paid on behalf of an affiliate. The following is a schedule of future minimum lease payments required by non-cancelable operating lease:


                   2000                                               $ 56,097
                   2001                                                 60,231
                   2002                                                 41,729
                                                                      --------
                                                                      $158,057
                                                                      ========

     Consultant Agreement
     --------------------

     The Company has entered into a consulting agreement. This agreement specifies certain minimum monthly charges payable to the consultant. The following is a schedule of minimum charges under this agreement:


                   2000                                               $ 30,000
                   2001                                                  8,750
                                                                      --------
                                                                      $ 38,750
                                                                      ========

     Other
     -----

      The Company has entered into an agreement to be purchased by Utilitynet.com, Inc. under which it will exchange all of the issued and outstanding stock of DATA for 1,250,000 shares of restricted common stock of Utilitynet.com, Inc. Utilitynet.com is owned principally by the shareholder and president of the Company

      Utilitynet.com, Inc. is a development stage company formed to operate as a holding company for acquired businesses.

                        DATAcquisition Technologies, Inc.
                          NOTES TO FINANCIAL STATEMENTS


10.  CONTINGENCIES

     The Company, in the normal course of business, is a plaintiff in a lawsuit. The Company's management does not expect that the result of the lawsuit will have a material adverse effect on the financial position or results of operations of the Company.

11.  OPERATING LOSSES

     For the period September 4, 1998 through June 30, 1999, the Company recorded an operating loss of $207,134 before any tax benefit. For the period September 4, 1998 through June 30, 1999, the Company recorded an operating loss of $207,134 before any tax benefit. This resulted in an operating cash flow deficit of $148,432. As a result, the Company was unable to make certain required payroll tax and employee withholding payments. At June 30, 1999, the Company had not yet remitted payroll taxes for the quarter ended March 31, 1999. They also owed unpaid penalties in the amount of $12,384 from the quarter ended December 31, 1999.

     Included in the operational expenses were certain expenditures not associated with the "core" product sales and marketing and support functions; rather, they were primarily directed toward the development of new products and/or services that management feels is in the best long term interest of the Company. Had these "non core" expenses been excluded from the activities of the company, the operating loss would have been substantially, if not entirely, eliminated.

     The sole shareholder of the Company financed these activities through contributions of capital on a periodic basis as needed by the Company. Accordingly, it is the intention of management to continue to raise additional capital in the future from its owner or other sources to support such activities, if such activities continue to be in the best interest of the Company. To this end, the Company has entered into an agreement to be purchased by Utilitynet.com, Inc., under which it will exchange all of the issued and outstanding stock of the Company for 1,250,000 shares of restricted common stock of Utilitynet.com, Inc. Utilitynet.com, Inc. is owned principally by the shareholder and President of the Company. Utilitynet.com, Inc. is a development stage company formed to operate as a holding company for acquired businesses.